ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------


                           RMBS NEW ISSUE TERM SHEET


                              ACE SECURITIES CORP.
                                    (SELLER)

                    HOME EQUITY LOAN TRUST, SERIES 2001-HE1
                     ASSET BACKED PASS-THROUGH CERTIFICATES


                        WELLS FARGO BANK MINNESOTA, N.A.
                               (MASTER SERVICER)


                             THE MURRAYHILL COMPANY
                           (LOSS MITIGATION ADVISOR)


                          $[735,443,000] (APPROXIMATE)



                                NOVEMBER 9, 2001


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------


The analysis in this report is based on information provided by Ace Securities Corp. (the "Seller"). Deutsche Banc Alex. Brown Inc. ("DBAB") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBAB and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBAB is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBAB in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBAB nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBAB AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBAB). DBAB IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.







This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------




                        TERM SHEET DATED NOVEMBER 9, 2001
                               ACE SECURITIES CORP
                     HOME EQUITY LOAN TRUST, SERIES 2001-HE1
                     ASSET BACKED PASS-THROUGH CERTIFICATES
                          $[735,443,000] (APPROXIMATE)
                               Subject to Revision


 DEPOSITOR:                     Ace Securities Corp.

 MASTER SERVICER:               Wells Fargo Bank Minnesota, N.A.

 SUB-SERVICERS:                 Wells Fargo Home Mortgage, Inc.,
                                Meritech Mortgage Services, Inc.

 ORIGINATORS:                   Wells Fargo Home Mortgage, Inc.
                                New Century Mortgage Corporation
                                HomeStar Mortgage Services, LLC.

 TRUSTEE:                       First Union National Bank

 CUSTODIANS:                    First Union National Bank
                                U.S. Bank National Association

 PMI INSURER:                   Mortgage Guaranty Insurance Corporation ("MGIC")

 LOSS MITIGATION ADVISOR:       The Murrayhill Company

 SOLE UNDERWRITER:              Deutsche Banc Alex. Brown Inc.


                                                     SUMMARY

----------- ------------------------ ------- -------------- -------------- --------------- -----------------------------------
                                                             EST. PRIN.       EXPECTED
                                               ESTIMATED       WINDOW          FINAL                EXPECTED RATINGS
                    APPROX.                    WAL (YRS)        (MOS)       DISTRIBUTION    ----------------------------------
  CLASS             SIZE $            TYPE       CALL           CALL       DATE (TO CALL)   MOODY'S        S&P        FITCH
----------- ------------------------ ------- -------------- -------------- --------------- ----------- ------------ ----------
A                  $694,791,000       SEN       2.592           1-82         Sept 2008        Aaa          AAA         AAA
A-IO               $184,785,000 (1)    IO       1.114 (2)      1-33 (3)       Aug 2004        Aaa          AAA         AAA
M-1                 $22,174,000       SUB       4.634          37-82         Sept 2008        Aa2          AA          AA
M-2                 $11,087,000       SUB       4.509          37-82         Sept 2008         A2           A           A
M-3                  $7,391,000       SUB       3.661          37-64          Mar 2007        Baa2         BBB         BBB
----------- ------------------------ ------- -------------- -------------- --------------- ----------- ------------ ----------
TOTAL              $735,443,000
----------- ------------------------ ------- -------------- -------------- --------------- ----------- ------------ ----------

(1)      Notional balance according to schedule provided herein.
(2)      Modified duration (yrs).
(3)      Interest payment window.


PRICING SPEED:                28% CPR

DELIVERY:                     Book-entry form through DTC/Euroclear/Clearstream



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                                 TERMS

-------------------------------- ----------------------------------------------------------------------------------------------
OFFERED CERTIFICATES:            Approximately  $[694,791,000]  floating rate Class A Certificates,  $[184,785,000] Class A-IO
                                 Certificates,  $[22,174,000]  floating rate Class M-1  Certificates,  $[11,087,000]  floating rate Class M-2  Certificates  and  $[7,391,000]  floating  rate Class M-3  Certificates.  The pass-through  rates on the  Offered  Certificates  (other  than the Class  A-IO)  will be the lesser of (i)  One-Month  LIBOR plus a margin  and (ii) the Net WAC  Pass-Through  Rate.  The
                                 Class M Certificates will be considered "Subordinate Certificates".

THE MORTGAGE LOANS:              The  information  presented  in this  Term  Sheet  is based on  balances  as of the  close of business on the Cut-off  Date.  The  Mortgage  Loans  consist of fixed and  adjustable  rate, fully amortizing and balloon,  one-to  four-family,  first lien  residential  mortgage loans.
                                 The  Mortgage   Loans  will  consist  of  [6,065]   loans,   with  a  principal   balance  of
                                 $[739,139,652].  Approximately  [73.11]%  of the  Mortgage  Loans will be covered by mortgage insurance provided by Mortgage Guaranty Insurance Corporation.

DEPOSITOR:                       Ace Securities Corp.

MASTER SERVICER:                 Wells Fargo Bank Minnesota, N.A.

SUB-SERVICERS:                   Wells Fargo Home Mortgage Inc., and Meritech Mortgage Services, Inc.*
                                      *The HomeStar originated Mortgage Loans
                                       will be transferred to Meritech Mortgage
                                       Services, Inc. following the Expected
                                       Closing. It is anticipated that the
                                       transfer will occur no later than
                                       December 17, 2001.

TRUSTEE:                         First Union National Bank

CUSTODIANS:                      First Union National Bank and U.S. Bank National Association

PMI INSURER:                     Mortgage Guaranty Insurance Corporation ("MGIC")

LOSS MITIGATION ADVISOR:         The Murrayhill Company

CUT-OFF DATE:                    November 1, 2001

EXPECTED PRICING:                Week of November [12], 2001

EXPECTED CLOSING:                On or about November [20], 2001

RECORD DATE:                     The Record Date for the Offered Certificates (other than the Class A-IO) will be the business day immediately  preceding the related  Distribution Date. The Record Date for the Class A-IO
                                 Certificates will be the last day of the month  immediately  preceding the month in which the
                                 Distribution Date occurs.

DISTRIBUTION DATE:               The 20th day of each month (or if such 20th day is not a business  day,  the next  succeeding business day) commencing in December 2001.

DETERMINATION DATE:              The  Determination  Date with  respect to any  Distribution  Date is on the [10th] day of the
                                 month in which the  Distribution  Date  occurs or, if such day is not a business  day, on the immediately preceding business day.
-------------------------------- ----------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------




-------------------------------- ----------------------------------------------------------------------------------------------
DUE PERIOD:                      The Due Period with respect to any Distribution Date commences on the second day of the month immediately  preceding the month in which the Distribution  Date occurs and ends on the first day of the month in which the Distribution Date occurs.

PREPAYMENT PERIOD:               The Prepayment  Period with respect to any Distribution  Date commences on the  Determination
                                 Date in the month prior to the month in which such  Distribution  Date occurs and ends on the day prior to the  Determination  Date in the month in which  such  Distribution  Date  occurs
                                 (except that the first Prepayment Period will commence on the Cut-off Date).

INTEREST ACCRUAL PERIOD:         Interest will initially accrue on all Certificates other than the Class A-IO from the Closing
                                 Date to (but  excluding)  the  first  Distribution  Date,  and  thereafter,  from  the  prior
                                 Distribution  Date to (but excluding) the current  Distribution  Date on an actual/360 basis.
                                 These  Certificates  will initially  settle flat (no accrued  interest).  The Class A-IO will accrue  interest  during the  calendar  month  immediately  preceding  the month in which the
                                 Distribution Date occurs on a 30/360 basis (19 day delay).

PREPAYMENT ASSUMPTION:           The Class A and Class M  Certificates  will be priced  assuming a 28% CPR throughout the life of the collateral.

ADMINISTRATIVE FEES:             The Master  Servicer,  Sub-Servicers,  Loss  Mitigation  Advisor and Custodians  will be paid monthly  fees on the  outstanding  principal  balance of the  Mortgage  Loans.  The  Mortgage
                                 Insurer  will be paid  monthly  fees on the  outstanding  principal  balance  of the  insured
                                 Mortgage  Loans   (approximately   [73.11%]  of  all  of  the  Mortgage  Loans).  These  fees
                                 ("Administrative  Fees") and the mortgage insurance premium initially aggregate to a weighted average cost of approximately [150.18%] basis points for the Mortgage Loans.

OPTIONAL TERMINATION:            On any  distribution  date on  which  the  aggregate  outstanding  principal  balance  of the mortgage  loans  as of the  related  determination  date is  less  than  sum of 10% of  their aggregate  outstanding  principal  balance as of the Cut-off Date, the owner of a non-offered subordinate  certificate  will have the  option  to  purchase  from the  trust all  remaining mortgage loans causing an early retirement of the Certificates;  provided,  however,  that if the owner of such  non-offered  subordinate  certificate is an affiliate of the Seller,  such owner  will not have the  option to  purchase  from the trust all  remaining  mortgage  loans causing an early retirement of the Certificates.

CREDIT ENHANCEMENT:              1) Mortgage insurance
                                 2) Excess interest
                                 3) Overcollateralization
                                 4) Subordination

MORTGAGE INSURANCE:              As of the Cut-off  Date,  approximately  [73.11%] of the Mortgage  Loans will be covered by a lender-paid  mortgage  insurance  policy issued by Mortgage  Guaranty  Insurance  Corporation
                                 ("MGIC").  MGIC will  provide  insurance  coverage  down to 50% of the  value of the  related mortgaged  property for the Wells Fargo Home  Mortgage,  Inc.  originated  mortgage loans and down to 60% of the value of the  related  mortgaged  property  for the New  Century  Mortgage
                                 Corporation and HomeStar Mortgage  Services,  LLC originated  mortgage loans,  subject to the exclusions and limitations set forth in the related mortgage insurance policy.
-------------------------------- ----------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



-------------------------------- ----------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION:           Overcollateralization  refers to the amount by which the aggregate  principal  balance of the
                                 Mortgage Loans exceeds the Certificate  Principal  Balance of the  Certificates.  This excess
                                 (the  "Overcollateralization  Amount") is intended to protect the certificate holders against shortfalls in payments on the  Certificates.  The required  Overcollateralization  Amount for the Certificates,  which will be fully established at issuance,  is anticipated to be [0.50]%
                                 of the  original  pool  balance.  If,  due to  losses,  the  Overcollateralization  Amount is reduced below  [0.50]%,  excess  spread,  if any is  available,  will be applied to first pay
                                 Class  A  principal,  and  then  Class  M  principal,  in  order  to  maintain  the  required
                                 Overcollateralization Amount.

OVERCOLLATERALIZATION            After the Stepdown  Date, the  overcollateralization  amount will be allowed to be reduced to
STEPDOWN:                        [1.00]%  of  the  then  current  balance  of  the  mortgage  pool,  subject  to  a  floor  of
                                 $[3,695,698], but only in the event that a Trigger Event has not occurred.

OVERCOLLATERALIZATION INCREASE   An  Overcollateralization  Increase  Amount  for any  Distribution  Date is the amount of Net
AMOUNT:                          Monthly  Excess  Cashflow  actually  applied as an  accelerated  payment of  principal to the extent the required  Overcollateralization  Amount exceeds the current  Overcollateralization
                                 Amount.

OVERCOLLATERALIZATION            An  Overcollateralization  Reduction Amount for any Distribution  Date is the amount by which
REDUCTION AMOUNT:                the  Overcollateralization  Amount  exceeds the required  Overcollateralization  Amount after taking into account all other distributions to be made on the Distribution Date.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------


INITIAL CREDIT ENHANCEMENT       The Initial  Credit  Enhancement  Percentage for any class and any  Distribution  Date is the
PERCENTAGE:                      percentage obtained by dividing (x) the aggregate  Certificate Principal Balance of the class or classes subordinate thereto (which includes the  Overcollateralization  Amount) by (y) the aggregate  principal  balance of the  Mortgage  Loans,  calculated  after taking into account distributions  of  principal  on  the  Mortgage  Loans  and  distribution  of  the  Principal
                                 Distribution  Amount to the holders of the  Certificates  then entitled to  distributions  of principal on the Distribution Date.

                                                                INITIAL ENHANCEMENT PERCENTAGE
                                             CLASS                        RATING                          PERCENT
                                             -----                        ------                          -------
                                           A & A-IO                   Aaa / AAA / AAA                     [6.00]%
                                              M-1                      Aa2 / AA / AA                      [3.00]%
                                              M-2                       A2 / A / A                        [1.50]%
                                              M-3                    Baa2 / BBB / BBB                     [0.50]%

BASIS RISK SHORTFALL:            Because the mortgage rates are either fixed rate,  based on 6 month LIBOR, or based on 1 year
                                 CMT, and some loans may have delayed first  adjustments,  and the  pass-through  rates on the
                                 Offered  Certificates  are  based  on  one  month  LIBOR,  the  limitations  of the  Net  WAC
                                 Pass-Through  Rate could result in  shortfalls of interest  otherwise  payable to the Offered
                                 Certificates  in  certain  periods.  This may also occur if 6 month  LIBOR and 1 month  LIBOR rise quickly  since the Mortgage  Pool cash flows are  constrained  by interim caps. If basis risk interest  shortfalls  occur,  they will be carried forward at their  applicable rate and such shortfalls will be paid on a subordinated  basis on the same Distribution Date or in any subsequent period.  Such shortfalls will accrue interest at the related pass-through rate.

STEPDOWN DATE:                   Is the  earlier  of (i) the  first  Distribution  Date on  which  the  Certificate  Principal
                                 Balances of the Class A  Certificates  have been  reduced to zero and (ii) the later to occur of (x) the Distribution  Date occurring in December 2004 and (y) the first  Distribution Date on which the Credit  Enhancement  Percentage  (calculated  for this purpose only after taking into account  distributions of principal on the Mortgage Loans, but prior to any distribution of the  Principal  Distribution  Amount to the holders of the  Certificates  then entitled to distributions  of  principal  on  such  Distribution  Date)  is  greater  than  or  equal  to approximately [12.00]%.
-------------------------------- ----------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



-------------------------------- ----------------------------------------------------------------------------------------------
EXPENSE ADJUSTED NET MORTGAGE    For any Mortgage Loan for any Distribution  Date shall be a per annum rate equal to the RATE:
                                 applicable  Mortgage Rate for such  Mortgage Loan as of the first day of the month  preceding the month in which such Distribution Date occurs minus the sum of (i) the Administrative Fees and (ii) the Mortgage Insurance fees, if any.

AVAILABLE DISTRIBUTION AMOUNT:   For  any  Distribution  Date,  equal  to the  sum,  net of the  Administrative  Fees  and the
                                 insurance  premiums,  of an amount equal to (i) the  aggregate  amount of  scheduled  monthly payments on the  Mortgage  Loans due on the related Due Date and  received on or prior to the related  Determination  Date,  (ii)  unscheduled  payments in respect of the  Mortgage  Loans
                                 (including   prepayments,   insurance  proceeds,   liquidation  proceeds  and  proceeds  from
                                 repurchases  of and  substitutions  for the Mortgage  Loans  occurring  during the Prepayment
                                 Period),  (iii)  all P&I  Advances  with  respect  to the  Mortgage  Loans  received  for the
                                 Distribution Date and, (iv) all compensating  interest paid by the Master Servicer in respect of prepayment interest shortfalls for the related period.

NET WAC PASS-THROUGH RATE:       With respect to each Class of Offered  Certificates  and any  Distribution  Date, a per annum rate  (subject  to  adjustment  based on the actual  number of days  elapsed  in the  related
                                 Interest Accrual Period) equal to (i) for each  Distribution  Date occurring during the first through the  thirty-third  month  following  the Closing  Date,  the weighted  average of the
                                 Expense Adjusted Net Mortgage Rate of the Mortgage Loans adjusted for interest payable to the
                                 Class A-IO  Certificates,  and (ii) thereafter,  the weighted average of the Expense Adjusted
                                 Net Mortgage Rate of the Mortgage Loans.

INTEREST DISTRIBUTION AMOUNT:    For the  Offered  Certificates  of any class on any  Distribution  Date is equal to  interest accrued during the related Interest Accrual Period on the Certificate  Principal Balance (or,
                                 with respect to the Class A-IO,  the Class A-IO Notional  Balance) of that class  immediately prior to such Distribution Date at the then applicable  pass-through rate for such class, and reduced (to not less than zero), in the case of each such class,  by the allocable  share, if any,  for  such  class of  prepayment  interest  shortfalls  to the  extent  not  covered  by compensating  interest paid by the Master Servicer or Sub-servicers and shortfalls  resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940.

SENIOR INTEREST DISTRIBUTION     For the Class A Certificates and the Class A-IO  Certificates on any Distribution  Date is an
AMOUNT:                          amount equal to the sum of the Interest  Distribution  Amount for such  Distribution Date for each such class and the Interest Carry Forward Amount, if any, for such Distribution Date for each such class.

CLASS A-IO NOTIONAL BALANCE:     For any Distribution Date is equal to the lesser of (i) the notional balance set forth in the table  entitled  "IO  Notional  Balance  Schedule"  attached  hereto  and (ii) the  aggregate outstanding  principal  balance of the Mortgage  Loans having  Expense  Adjusted Net Mortgage
                                 Rates which are equal to or in excess of [6.00]% per annum.

NET MONTHLY EXCESS CASHFLOW:     For any  Distribution  Date is  equal to the sum of (i) any  Overcollateralization  Reduction
                                 Amount  and (ii) the excess of the  Available  Distribution  Amount  over the sum of (x) with respect to the Class A and the Class A-IO  Certificates,  the  Senior  Interest  Distribution
                                 Amount for such  Distribution  Date, (y) with respect to the  Subordinate  Certificates,  the
                                 Interest  Distribution  Amount for such  Distribution  Date and (z) the  amount of  principal required to be distributed to the holders of the Offered  Certificates  on such  Distribution
                                 Date.
-------------------------------- ----------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



-------------------------------- ----------------------------------------------------------------------------------------------
INTEREST DISTRIBUTIONS:          On each  Distribution  Date,  interest shall be payable to the Offered  Certificates from the
                                 Available Distribution Amount in the following order of priority:

                                       first, to the holders of the Class A and Class A-IO  Certificates,  the Senior  Interest
                                             Distribution Amount allocable to each class;

                                       second, to the holders of the Class M-1 Certificates,  the Interest Distribution Amount
                                             allocable to the Class M-1 Certificates;

                                       third, to the holders of the Class M-2 Certificates,  the Interest  Distribution Amount
                                             allocable to the Class M-2 Certificates; and

                                       fourth, to the holders of the Class M-3 Certificates,  the Interest Distribution Amount
                                             allocable to the Class M-3 Certificates.

                                 In the event that the Available  Distribution  is  insufficient to pay the full amount of the
                                 Senior Interest Distribution Amount or the Interest Distribution Amount, as applicable,  to a class of Offered  Certificates,  the amount of such shortfall  (the  "Interest  Carry Forward
                                 Amount")  together with any Interest Carry Forward Amounts from previous  Distribution  Dates will bear interest at the pass-through  rate applicable to the affected Offered  Certificates and will be paid to the applicable Offered  Certificates on subsequent  Distribution Dates to the extent funds are available therefor.

                                 On any Distribution  Date,  distributions of the Senior Interest  Distribution  Amount or the
                                 Interest  Distribution  Amount,  as applicable,  for a class of Certificates  will be made in respect  of that  class of  Certificates  on a pari  passu  basis,  based on the  Certificate
                                 Principal Balance of the Certificates of such class.

PRINCIPAL DISTRIBUTION AMOUNT:   The Principal Distribution Amount for any Distribution Date will be the lesser of:

                                 (a)      the  excess of the  Available  Distribution  Amount  over the sum of (i) the  Senior
                                          Interest  Distribution  Amount for the Class A and Class A-IO  Certificates and (ii)
                                          the Interest Distribution Amount for the Subordinate Certificates; and

                                 (b)      the sum of:

                                 (i)      the  principal  portion of all  scheduled  monthly  payments on the  Mortgage  Loans actually received or advanced on or prior to the related Determination Date;

                                 (ii)     the  principal  portion of all proceeds  received in respect of the  repurchase of a
                                          Mortgage Loan, or, in the case of a substitution,  amounts  representing a principal adjustment during the related Prepayment Period;

                                 (iii)    the principal  portion of all other  unscheduled  collections,  including  insurance proceeds,  liquidation  proceeds  and all full and  partial  principal  prepayments, received  during the  related  Prepayment  Period net of  reimbursements,  including reimbursements to the Trustee, Master Servicer and the Sub-servicers,  to the extent applied as recoveries of principal on the Mortgage Loans;

                                 (iv)     the  principal  portion  of any  Realized  Losses  incurred  or  deemed to have been incurred on any Mortgage Loans during the Prepayment Period to the extent covered by
                                          Net Monthly Excess Cashflow for the Distribution Date; and

                                 (v)      the amount of any  Overcollateralization  Increase Amount for the Distribution Date;
                                          MINUS

                                 (vi)     the amount of any Overcollateralization Reduction Amount for the Distribution Date.
-------------------------------- ----------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



-------------------------------- ----------------------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTIONS:         On each  Distribution  Date,  the Principal  Distribution  Amount will be  distributed to the holders of the Certificates  then entitled to principal  distributions.  In no event will the
                                 Principal  Distribution  Amount with  respect to any  Distribution  Date be less than zero or greater than the then  outstanding  aggregate  Certificate  Principal  Balance of the Offered
                                 Certificates.

                                 On each  Distribution  Date  prior to the  Stepdown  Date or on which a  Trigger  Event is in effect, the Principal Distribution Amount shall be distributed:

                                          first, to the Class A Certificates,  until the Certificate  Principal  Balance of the
                                                Class A Certificates has been reduced to zero;

                                          second, to the Class M-1  Certificates,  until the Certificate  Principal Balance of the Class M-1 Certificates has been reduced to zero;

                                          third, to the Class M-2 Certificates,  until the Certificate Principal Balance of the
                                                Class M-2 Certificates has been reduced to zero; and

                                          fourth, to the Class M-3  Certificates,  until the Certificate  Principal Balance of the Class M-3 Certificates has been reduced to zero; and

                                 On each Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the holders of each class of Offered Certificates (other than the Class A-IO
                                 Certificates) shall be entitled to receive distributions in respect of principal to the extent of the Principal Distribution Amount in the following amounts and order of priority:

                                          first, the  lesser  of (x) the  Principal  Distribution  Amount  and (y) the  Class A
                                                Principal  Distribution  Amount,  shall be  distributed  to the holders of the
                                                Class A Certificates,  until the Certificate  Principal Balance of the Class A
                                                Certificates has been reduced to zero;

                                          second, the lesser of (x) the excess of (i) the Principal  Distribution  Amount over
                                                (ii) the amount  distributed to the holders of the Class A Certificates  under clause first above, and (y) the Class M-1 Principal Distribution Amount, shall be  distributed  to the  holders  of the  Class  M-1  Certificates,  until the
                                                Certificate  Principal  Balance of the Class M-1 Certificates has been reduced to zero; and

                                          third, the lesser of (x) the excess of (i) the  Principal  Distribution  Amount  over
                                                (ii)  the  sum of the  amounts  distributed  to the  holders  of the  Class  A
                                                Certificates  under  clause  first  above and to the  holders of the Class M-1
                                                Certificates  under  clause  second  above,  and (y) the Class  M-2  Principal
                                                Distribution  Amount,  shall be  distributed  to the  holders of the Class M-2
                                                Certificates,  until  the  Certificate  Principal  Balance  of the  Class  M-2
                                                Certificates has been reduced to zero; and

                                          fourth, the lesser of (x) the excess of (i) the Principal  Distribution  Amount over
                                                (ii)  the  sum of the  amounts  distributed  to the  holders  of the  Class  A
                                                Certificates  under  clause  first  above,  to the  holders  of the  Class M-1
                                                Certificates  under clause second  above,  and to the holders of the Class M-2
                                                Certificates  under  clause  third  above  and (y)  the  Class  M-3  Principal
                                                Distribution  Amount,  shall be  distributed  to the  holders of the Class M-3
                                                Certificates,  until  the  Certificate  Principal  Balance  of the  Class  M-3
                                                Certificates  has  been  reduced  to  zero.
-------------------------------- ----------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



----------------------------- -------------------------------------------------------------------------------------------------
CLASS A PRINCIPAL             The Class A Principal  Distribution Amount is an amount equal DISTRIBUTION AMOUNT: to the excess of (x) the Certificate  Principal  Balance of the Class A Certificates  immediately prior to the
                              Distribution  Date over (y) the lesser of (A) the product of (i) [88.00]% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate  principal  balance of the Mortgage Loans as of the last day of the related Due Period minus $[3,695,698].

CLASS M-1 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date is an amount equal to the excess the Class A Certificates after taking into account payments of (x) the sum of (i) the Certificate  Principal  Balances of of principal to the holders of the Class A Certificates  on such  Distribution  Date and (ii) the Certificate
                              Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) approximately [94.00]% and (ii) the aggregate principal balance of the Mortgage  Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during the related Due Period, to the extent received or advanced,  and  unscheduled  collections  of principal  received  during the related  Prepayment
                              Period) and (B) the aggregate  principal balance of the Mortgage Loans as of the last day of the related Due Period  (after  giving  effect to  scheduled  payments of  principal  due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus approximately $[3,695,698].

CLASS M-2 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date is an amount equal to the excess the Class A Certificates after taking into account payments of (x) the sum of (i) the Certificate  Principal  Balances of of principal to the holders of the Class A  Certificates  on such  Distribution  Date,  (ii) the  Certificate
                              Principal Balance of the Class M-1 Certificates (after taking into account payments of principal to the  holders  of the  Class  M-1  Certificates  on such  Distribution  Date)  and  (iii)  the
                              Certificate  Principal  Balance  of  the  Class  M-2  Certificates  immediately  prior  to  such
                              Distribution Date over (y) the lesser of (A) the product of (i) approximately  [97.00]% and (ii)
                              the  aggregate  principal  balance of the  Mortgage  Loans as of the last day of the related Due
                              Period  (after  giving  effect to  scheduled  payments of  principal  due during the related Due
                              Period, to the extent received or advanced,  and unscheduled  collections of principal  received during the related  Prepayment  Period) and (B) the aggregate  principal balance of the Mortgage
                              Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal  received  during the related  Prepayment  Period) minus  approximately
                              $[3,695,698].

CLASS M-3 PRINCIPAL
DISTRIBUTION AMOUNT:          For any Distribution Date is an amount equal to the excess the Class A Certificates after taking into account payments of (x) the sum of (i) the Certificate  Principal  Balances of of principal to the holders of the Class A  Certificates  on such  Distribution  Date,  (ii) the  Certificate
                              Principal Balance of the Class M-1 Certificates (after taking into account payments of principal to the holders of the Class M-1 Certificates on such Distribution  Date),  (iii) the Certificate
                              Principal Balance of the Class M-2 Certificates (after taking into account payments of principal to the holders of the Class M-2 Certificates on such Distribution Date) and (iv) the Certificate
                              Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date over
                              (y) the lesser of (A) the product of (i) approximately [99.00]% and (ii) the aggregate principal balance of the Mortgage  Loans as of the last day of the related Due Period (after giving effect to scheduled  payments of principal due during the related Due Period, to the extent received or advanced,  and  unscheduled  collections  of principal  received  during the related  Prepayment
                              Period) and (B) the aggregate  principal balance of the Mortgage Loans as of the last day of the related Due Period  (after  giving  effect to  scheduled  payments of  principal  due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal
                              received   during   the   related   Prepayment   Period)   minus   approximately   $[3,695,698].
----------------------------- -------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final
Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities.
All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO
SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



-------------------------------- ----------------------------------------------------------------------------------------------
TRIGGER EVENT:                   respect  to any  Distribution  Date,  a Trigger  Event is in  effect if the  percentage obtained by dividing (i) the principal amount of Mortgage Loans delinquent 60 days or more by
                                 (ii) the aggregate  principal balance of the Mortgage Loans, in each case, as of the last day of the  previous  calendar  month  exceeds the lesser of (x) [50]% of the Credit  Enhancement
                                 Percentage and (y) [6.00]%.

CREDIT ENHANCEMENT PERCENTAGE:   For  any  Distribution  Date  is the  percentage  obtained  by  dividing  (x)  the  aggregate
                                 Certificate   Principal  Balance  of  the  Subordinate   Certificates   (which  includes  the
                                 Overcollateralization  Amount) by (y) the aggregate  principal balance of the Mortgage Loans, calculated  after taking into account  distributions  of principal on the Mortgage  Loans and distribution of principal to the holders of the  Certificates  then entitled to distributions of principal on such Distribution Date.

COUPON STEP-UP:                  After the optional  termination date, the margins on the Class A will increase [100]% and the margins on the Class M-1, M-2 and M-3 coupon will  increase by [50]%,  subject to the Net WAC
                                 Pass-Through Rate.

SERVICING ADVANCES:              The  Sub-servicers  will collect  monthly  payments of principal and interest on the mortgage loans and will be obligated to make  advances of  delinquent  monthly  principal and interest payments and then remit such collections and any required  delinquency advances to the Master
                                 Servicer.  The Master  Servicer will be obligated to make any required  delinquency  advances if the  applicable  Sub-servicer  fails in its  obligation to do so. The Master  Servicer and
                                 Sub-servicers  are required to advance  delinquent  payments of principal and interest on the mortgage loans only to the extent such amounts are deemed  recoverable.  The Master  Servicer and  Sub-servicers  are entitled to be reimbursed  for these  advances,  and therefore  these advances are not a form of credit enhancement.

SOURCE FOR CALCULATION OF        Telerate page [3750].
ONE-MONTH LIBOR:

ERISA:                           Subject to certain conditions,  the Offered Certificates are expected to be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences  under ERISA and the Internal  Revenue Code of an ERISA Plan's  acquisition  and ownership of such Certificates.

SMMEA:                           The "AAA" and "AA" rated Offered  Certificates are expected to constitute  "mortgage  related securities"  for the  purposes  of the  Secondary  Mortgage  Market  Enhancement  Act of 1984
                                 ("SMMEA"). Other classes will not be SMMEA eligible.

TAXATION - REMIC:                The Trust will be established as one or more REMICs for federal income tax purposes.

RATINGS:                         It is a condition to the issuance of the Class A  Certificates  that they receive  ratings of
                                 "AAA" if rated by Standard & Poor's,  a division of the McGraw Hill Companies,  Inc.  ("S&P")
                                 and Fitch Inc ("Fitch") and "Aaa" if rated by Moody's Investors  Service,  Inc.  ("Moody's");
                                 that the Class M-1 Certificates  receive a rating of "AA" if rated by S&P and Fitch and "Aa2"
                                 if rated by Moody's;  that the M-2 Certificates  receive a rating of at least "A" if rated by
                                 S&P and Fitch and "A2" if rated by  Moody's;  and that the Class M-3  Certificates  receive a rating of at least "BBB" if rated by S&P and Fitch and "Baa2" if rated by Moody's.

FORM OF REGISTRATION:            Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS:           $25,000 and integral multiples of $1 in excess thereof.
-------------------------------- ----------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                     DESCRIPTION OF THE COLLATERAL
                                                            (CUT-OFF DATE)



                                                                SUMMARY
------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans:                                6,065  Weighted Average FICO Score:                             603
Aggregate Principal Balance:                   $739,139,651.93  Index Type:
Conforming Principal Balance Loans:                     83.90%        6 Month LIBOR:                                  72.57%
Average Principal Balance:                         $121,869.69        Fixed Rate:                                     19.18%
     Range:                                        $6,986.61 -        1 Year Treasury:                                 8.25%
                                                   $568,705.80
Weighted Average Coupon:                                9.959%  Weighted Average Initial Periodic Cap:                2.832%
     Range:                                   6.000% - 14.625%  Weighted Average Subsequent Periodic Cap:             1.156%
Weighted Average Gross Margin:                          6.579%  Weighted Average Lifetime Rate Cap:                   6.098%
     Range:                                   3.350% - 10.250%  Property Type:
Weighted Average Remaining Term:                           342       Single Family:                                   87.40%
     Range:                                          114 - 360       PUD:                                              3.72%
Weighted Average Seasoning:                               4.60       2-4 Family:                                       3.67%
Latest Maturity Date:                            November 2031       Condo:                                            4.62%
State Concentration (>5%):                                           Manufactured Housing:                             0.58%
     California:                                        24.45%  Occupancy Status:
     Colorado:                                           6.65%       Primary:                                         96.93%
     Texas:                                              5.02%       Investment:                                       2.45%
Weighted Average Current LTV:                           79.81%       Second Home:                                      0.61%
     Range:                                   11.91% - 100.00%  Documentation Status:
Loans with MGIC MI:                                     73.11%       Full:                                            77.93%
Originator Concentration:                                            Limited:                                         11.20%
     Wells Fargo Home Mortgage, Inc.:                   80.36%       Stated:                                           9.67%
     New Century Mortgage Corporation:                  11.70%       None                                              1.20%
     HomeStar Mortgage Services, LLC.:                   7.94%  Weighted Average Prepayment Penalty - Term:               31
First Liens:                                           100.00%  Loans with Prepay Penalties:                          90.49%
Non-Balloon Loans:                                      94.65%
------------------------------------------------------------------------------------------------------------------------------




                                                        ORIGINATING INSTITUTION

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
ORIGINATING                                            NUMBER              AGGREGATE REMAINING           REMAINING
INSTITUTION                                       OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo                                              4,871                 594,009,301.32                  80.36
New Century                                                653                  86,447,666.99                  11.70
Home Star                                                  541                  58,682,683.62                   7.94
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                   6,065                 739,139,651.93                 100.00
--------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                            COLLATERAL TYPE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
COLLATERAL                                             NUMBER              AGGREGATE REMAINING           REMAINING
TYPE                                              OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate                                              1,503                141,759,466.59                19.18
ARM                                                     4,562                597,380,185.34                80.82
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  6,065                739,139,651.93               100.00
--------------------------------------------------------------------------------------------------------------------------


                                                   PRINCIPAL BALANCE AT ORIGINATION

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE ORIGINAL             ORIGINAL
PRINCIPAL BALANCE AT ORIGINATION ($)              OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                          851                 31,304,196.00                 4.22
50,000.01 - 100,000.00                                  2,162                160,587,946.00                21.66
100,000.01 - 150,000.00                                 1,392                171,415,086.00                23.12
150,000.01 - 200,000.00                                   777                134,751,327.00                18.18
200,000.01 - 250,000.00                                   403                 89,771,987.00                12.11
250,000.01 - 300,000.00                                   242                 66,770,196.00                 9.01
300,000.01 - 350,000.00                                   116                 37,937,975.00                 5.12
350,000.01 - 400,000.00                                    89                 33,738,319.00                 4.55
400,000.01 - 450,000.00                                    19                  8,060,981.00                 1.09
450,000.01 - 500,000.00                                    11                  5,273,000.00                 0.71
500,000.01 - 550,000.00                                     2                  1,077,700.00                 0.15
550,000.01 - 600,000.00                                     1                    570,500.00                 0.08
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                  6,065                741,259,213.00               100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                      REMAINING PRINCIPAL BALANCE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
REMAINING PRINCIPAL BALANCE ($)                   OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                                            857                 31,393,945.79                 4.25
50,000.01 - 100,000.00                                    2,159                160,130,498.88                21.66
100,000.01 - 150,000.00                                   1,394                171,430,992.89                23.19
150,000.01 - 200,000.00                                     774                134,062,530.35                18.14
200,000.01 - 250,000.00                                     401                 89,132,426.98                12.06
250,000.01 - 300,000.00                                     243                 66,881,850.01                 9.05
300,000.01 - 350,000.00                                     115                 37,533,582.52                 5.08
350,000.01 - 400,000.00                                      89                 33,642,014.41                 4.55
400,000.01 - 450,000.00                                      19                  8,041,925.09                 1.09
450,000.01 - 500,000.00                                      11                  5,254,573.78                 0.71
500,000.01 - 550,000.00                                       2                  1,066,605.43                 0.14
550,000.01 - 600,000.00                                       1                    568,705.80                 0.08
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93               100.00
--------------------------------------------------------------------------------------------------------------------------


                                                             MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MORTGAGE RATE (%)                                 OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                                 1                    341,344.86                 0.05
6.500 - 6.999                                                17                  3,064,049.03                 0.41
7.000 - 7.499                                                37                  7,118,424.57                 0.96
7.500 - 7.999                                               245                 47,294,435.30                 6.40
8.000 - 8.499                                               307                 50,270,382.80                 6.80
8.500 - 8.999                                               669                101,417,475.62                13.72
9.000 - 9.499                                               529                 71,655,547.86                 9.69
9.500 - 9.999                                               973                127,801,828.93                17.29
10.000 - 10.499                                             717                 80,972,056.30                10.95
10.500 - 10.999                                             765                 84,723,193.18                11.46
11.000 - 11.499                                             406                 41,483,498.84                 5.61
11.500 - 11.999                                             538                 51,523,990.54                 6.97
12.000 - 12.499                                             287                 25,042,969.55                 3.39
12.500 - 12.999                                             289                 24,421,405.62                 3.30
13.000 - 13.499                                             152                 12,553,075.79                 1.70
13.500 - 13.999                                             106                  7,962,488.78                 1.08
14.000 - 14.499                                              21                  1,197,338.34                 0.16
14.500 - 14.999                                               6                    296,146.02                 0.04
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93               100.00
--------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------


                                                                 STATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
STATE                                             OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
California                                                  884                180,744,697.73                24.45
Colorado                                                    310                 49,182,538.17                 6.65
Texas                                                       374                 37,088,345.27                 5.02
Florida                                                     343                 34,510,640.02                 4.67
Minnesota                                                   259                 31,150,271.11                 4.21
Ohio                                                        296                 28,822,235.10                 3.90
Georgia                                                     231                 28,185,648.53                 3.81
Arizona                                                     277                 27,960,324.40                 3.78
Michigan                                                    292                 27,536,105.57                 3.73
Washington                                                  168                 24,569,015.50                 3.32
Illinois                                                    208                 24,269,522.24                 3.28
New Jersey                                                  155                 22,911,164.95                 3.10
New York                                                    157                 17,743,205.09                 2.40
Tennessee                                                   200                 15,820,609.28                 2.14
Massachusetts                                                95                 15,520,703.94                 2.10
Maryland                                                    111                 14,973,389.81                 2.03
Pennsylvania                                                193                 12,847,778.45                 1.74
South Carolina                                              131                 11,855,537.28                 1.60
Wisconsin                                                   128                 10,916,574.90                 1.48
North Carolina                                               92                  9,511,192.26                 1.29
Connecticut                                                  72                  8,976,436.60                 1.21
Indiana                                                     116                  8,645,649.74                 1.17
Oregon                                                       57                  7,293,416.83                 0.99
Nebraska                                                     84                  7,238,179.80                 0.98
Nevada                                                       51                  7,140,733.83                 0.97
Missouri                                                     78                  6,265,233.99                 0.85
Louisiana                                                    61                  5,763,856.52                 0.78
Virginia                                                     44                  5,578,482.52                 0.75
Kentucky                                                     51                  5,323,862.93                 0.72
Montana                                                      54                  4,890,913.00                 0.66
Utah                                                         40                  4,862,503.86                 0.66
New Mexico                                                   45                  4,765,417.91                 0.64
Mississippi                                                  49                  3,609,597.79                 0.49
Iowa                                                         44                  3,489,715.75                 0.47
New Hampshire                                                30                  3,292,867.42                 0.45
Oklahoma                                                     44                  2,952,920.09                 0.40
Idaho                                                        32                  2,938,706.23                 0.40
Wyoming                                                      30                  2,603,771.22                 0.35
Rhode Island                                                 26                  2,584,854.21                 0.35
Alaska                                                       15                  1,926,003.47                 0.26
Maine                                                        15                  1,889,343.19                 0.26
Alabama                                                      22                  1,615,809.20                 0.22
Hawaii                                                       10                  1,504,945.61                 0.20
Kansas                                                       22                  1,478,104.09                 0.20
Delaware                                                      9                  1,308,170.16                 0.18
Arkansas                                                     20                  1,305,684.23                 0.18
District of Columbia                                          8                  1,130,443.13                 0.15
West Virginia                                                13                  1,034,698.48                 0.14
Vermont                                                       8                    781,563.15                 0.11
North Dakota                                                  5                    426,702.92                 0.06
South Dakota                                                  6                    401,564.46                 0.05
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93               100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                           MONTHS REMAINING

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MONTHS REMAINING                                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
61 - 120                                                      4                    175,974.91                 0.02
121 - 180                                                   618                 56,046,524.30                 7.58
181 - 240                                                    11                    790,560.10                 0.11
241 - 300                                                     2                    102,594.83                 0.01
301 - 360                                                 5,430                682,023,997.79                92.27
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93               100.00
--------------------------------------------------------------------------------------------------------------------------


                                                             PROPERTY TYPE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
PROPERTY TYPE                                     OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Single Family Residence                                   5,313                646,009,447.69                 87.4
Condo                                                       312                 34,176,204.46                 4.62
PUD                                                         167                 27,528,785.34                 3.72
2-4 Family                                                  220                 27,162,725.69                 3.67
Manufactured Housing                                         53                  4,262,488.75                 0.58
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93               100.00
--------------------------------------------------------------------------------------------------------------------------


                                                     ORIGINAL LOAN-TO-VALUE RATIO

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
ORIGINAL LOAN-TO-VALUE                                 NUMBER              AGGREGATE REMAINING           REMAINING
RATIO (%)                                         OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
<= 30.00                                                     48                  2,406,942.15                 0.33
30.01 - 35.00                                                32                  2,351,379.67                 0.32
35.01 - 40.00                                                39                  3,247,063.60                 0.44
40.01 - 45.00                                                48                  2,906,415.58                 0.39
45.01 - 50.00                                                99                 10,185,933.53                 1.38
50.01 - 55.00                                               103                 11,720,615.65                 1.59
55.01 - 60.00                                               173                 17,457,781.04                 2.36
60.01 - 65.00                                               284                 29,728,551.09                 4.02
65.01 - 70.00                                               411                 46,573,440.03                 6.30
70.01 - 75.00                                               657                 76,479,597.21                10.35
75.01 - 80.00                                             1,464                189,965,435.86                25.70
80.01 - 85.00                                             1,049                126,738,508.28                17.15
85.01 - 90.00                                             1,206                157,206,496.45                21.27
90.01 - 95.00                                               451                 62,117,491.79                 8.40
95.01 - 100.00                                                1                     54,000.00                 0.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93               100.00
--------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                                PROGRAM

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
PROGRAM                                           OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Full Documentation                                        4,924                576,020,158.40                77.93
Limited                                                     589                 82,769,136.57                11.20
Stated Documentation                                        484                 71,443,986.20                 9.67
No Documentation                                             68                  8,906,370.76                 1.20
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93               100.00
--------------------------------------------------------------------------------------------------------------------------


                                                              FICO SCORE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
FICO                                                   NUMBER              AGGREGATE REMAINING           REMAINING
SCORE                                             OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
<= 499                                                      232                 21,515,754.03                 2.91
500 - 519                                                   306                 30,822,783.76                 4.17
520 - 539                                                   546                 57,668,595.30                 7.80
540 - 559                                                   686                 74,948,854.55                10.14
560 - 579                                                   866                100,674,895.83                13.62
580 - 599                                                   800                100,338,477.93                13.58
600 - 619                                                   766                 98,319,030.26                13.30
620 - 639                                                   685                 90,842,378.96                12.29
640 - 659                                                   453                 61,007,122.39                 8.25
660 - 679                                                   271                 37,846,355.59                 5.12
680 - 699                                                   169                 24,331,425.73                 3.29
700 - 719                                                   114                 15,691,822.75                 2.12
720 - 739                                                    76                 11,028,232.64                 1.49
740 - 759                                                    53                  8,297,919.93                 1.12
760 - 779                                                    26                  3,547,618.77                 0.48
780 - 799                                                    13                  1,805,181.18                 0.24
800 >=                                                        3                    453,202.33                 0.06
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93               100.00
--------------------------------------------------------------------------------------------------------------------------


                                                                PURPOSE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
PURPOSE                                           OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Purchase                                                  2,655                336,965,141.27                  45.59
Refinance - Cashout                                       2,874                336,949,854.26                  45.59
Refinance - Rate Term                                       536                 65,224,656.40                   8.82
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93                 100.00
--------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                           OCCUPANCY STATUS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
OCCUPANCY STATUS                                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
Primary                                                   5,794                716,474,630.74                  96.93
Investment                                                  228                 18,129,728.93                   2.45
Second Home                                                  43                  4,535,292.26                   0.61
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    6,065                739,139,651.93                 100.00
--------------------------------------------------------------------------------------------------------------------------


                                                  MONTH YEAR OF NEXT RATE ADJUSTMENT

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MONTH YEAR OF NEXT RATE ADJUSTMENT                OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
2001-12                                                       1                    156,789.06                   0.03
2002-03                                                       1                     93,294.01                   0.02
2002-04                                                       5                  1,120,852.08                   0.19
2002-05                                                       3                    525,929.87                   0.09
2002-06                                                       2                    226,672.82                   0.04
2002-07                                                       3                    202,306.84                   0.03
2002-09                                                       8                    403,817.49                   0.07
2002-10                                                      17                  1,165,152.71                   0.20
2002-11                                                      12                  1,119,503.83                   0.19
2002-12                                                      18                  1,692,967.41                   0.28
2003-01                                                      23                  3,725,844.58                   0.62
2003-02                                                      26                  3,123,197.51                   0.52
2003-03                                                     217                 27,399,267.13                   4.59
2003-04                                                     493                 62,835,846.89                  10.52
2003-05                                                     517                 71,332,391.76                  11.94
2003-06                                                     580                 77,295,128.71                  12.94
2003-07                                                     627                 81,692,982.59                  13.68
2003-08                                                   1,018                143,103,455.79                  23.96
2003-09                                                     319                 41,584,401.15                   6.96
2003-10                                                     140                 17,704,609.01                   2.96
2003-11                                                       7                    686,611.08                   0.11
2003-12                                                       7                    844,522.50                   0.14
2004-01                                                       8                    474,735.49                   0.08
2004-02                                                       4                    262,330.69                   0.04
2004-03                                                      44                  4,268,404.71                   0.71
2004-04                                                      68                  7,307,455.41                   1.22
2004-05                                                      93                 11,389,537.38                   1.91
2004-06                                                      90                 11,304,981.76                   1.89
2004-07                                                      90                 10,900,786.53                   1.82
2004-08                                                     111                 12,298,967.95                   2.06
2004-09                                                      10                  1,137,440.60                   0.19
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,562                597,380,185.34                 100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                             GROSS MARGIN

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
GROSS MARGIN (%)                                  OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
3.250 - 3.499                                                 1                     69,678.68                   0.01
3.500 - 3.749                                                 2                    496,120.18                   0.08
3.750 - 3.999                                                16                  3,180,257.35                   0.53
4.000 - 4.249                                                35                  6,073,742.06                   1.02
4.250 - 4.499                                                98                 15,594,192.96                   2.61
4.500 - 4.749                                                83                 12,928,075.98                   2.16
4.750 - 4.999                                               175                 28,874,981.13                   4.83
5.000 - 5.249                                               177                 27,755,544.94                   4.65
5.250 - 5.499                                               217                 31,680,830.00                   5.30
5.500 - 5.749                                               242                 33,288,396.67                   5.57
5.750 - 5.999                                               301                 41,149,303.58                   6.89
6.000 - 6.249                                               232                 31,950,499.46                   5.35
6.250 - 6.499                                               442                 66,550,659.13                  11.14
6.500 - 6.749                                               335                 45,113,126.59                   7.55
6.750 - 6.999                                               254                 34,636,733.10                   5.80
7.000 - 7.249                                               268                 33,344,704.22                   5.58
7.250 - 7.499                                               274                 32,016,067.16                   5.36
7.500 - 7.749                                               288                 31,363,409.39                   5.25
7.750 - 7.999                                               212                 24,533,887.58                   4.11
8.000 - 8.249                                               112                 12,226,930.25                   2.05
8.250 - 8.499                                               180                 17,881,547.04                   2.99
8.500 - 8.749                                               121                 13,295,098.41                   2.23
8.750 - 8.999                                               177                 19,451,911.27                   3.26
9.000 - 9.249                                               172                 18,492,112.60                   3.10
9.250 - 9.499                                               106                 11,360,090.31                   1.90
9.500 - 9.749                                                27                  2,734,349.63                   0.46
9.750 - 9.999                                                 7                    686,259.46                   0.11
10.000 - 10.249                                               7                    552,363.85                   0.09
10.250 - 10.499                                               1                     99,312.36                   0.02
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,562                597,380,185.34                 100.00
--------------------------------------------------------------------------------------------------------------------------


                                                         INITIAL PERIODIC CAP

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
INITIAL PERIODIC CAP (%)                          OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
1                                                             6                  1,123,003.56                   0.19
1.5                                                         438                 64,015,685.34                  10.72
2                                                            12                  2,122,170.42                   0.36
3                                                         4,106                530,119,326.02                  88.74
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,562                597,380,185.34                 100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------


                                                         MAXIMUM MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MAXIMUM MORTGAGE RATE (%)                         OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999                                               6                  1,061,589.34                   0.18
13.000 - 13.499                                              20                  4,080,295.65                   0.68
13.500 - 13.999                                             119                 24,563,905.81                   4.11
14.000 - 14.499                                             187                 32,917,611.62                   5.51
14.500 - 14.999                                             445                 73,266,801.01                  12.26
15.000 - 15.499                                             390                 58,176,355.26                   9.74
15.500 - 15.999                                             738                107,213,809.78                  17.95
16.000 - 16.499                                             554                 70,748,511.66                  11.84
16.500 - 16.999                                             611                 75,071,468.25                  12.57
17.000 - 17.499                                             342                 37,441,801.14                   6.27
17.500 - 17.999                                             479                 50,738,324.47                   8.49
18.000 - 18.499                                             239                 22,711,449.50                   3.80
18.500 - 18.999                                             228                 21,637,451.64                   3.62
19.000 - 19.499                                             115                 10,255,724.62                   1.72
19.500 - 19.999                                              71                  6,264,339.16                   1.05
20.000 - 20.499                                              15                  1,083,688.26                   0.18
20.500 - 20.999                                               2                    115,075.66                   0.02
21.000 - 21.499                                               1                     31,982.51                   0.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,562                597,380,185.34                 100.00
--------------------------------------------------------------------------------------------------------------------------


                                                         MINIMUM MORTGAGE RATE

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF AGGREGATE
                                                       NUMBER              AGGREGATE REMAINING           REMAINING
MINIMUM MORTGAGE RATE (%)                         OF MORTGAGE LOANS         PRINCIPAL BALANCE        PRINCIPAL BALANCE
--------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                                 1                    341,344.86                   0.06
6.500 - 6.999                                                11                  1,917,684.38                   0.32
7.000 - 7.499                                                25                  5,190,110.31                   0.87
7.500 - 7.999                                               150                 31,245,475.65                   5.23
8.000 - 8.499                                               208                 36,421,587.52                   6.10
8.500 - 8.999                                               488                 79,362,463.97                  13.29
9.000 - 9.499                                               410                 60,335,700.56                  10.10
9.500 - 9.999                                               745                105,663,703.68                  17.69
10.000 - 10.499                                             554                 68,371,848.54                  11.45
10.500 - 10.999                                             589                 70,894,624.77                  11.87
11.000 - 11.499                                             307                 33,924,417.04                   5.68
11.500 - 11.999                                             433                 44,500,169.71                   7.45
12.000 - 12.499                                             230                 21,731,118.90                   3.64
12.500 - 12.999                                             214                 20,266,157.46                   3.39
13.000 - 13.499                                             114                 10,159,002.54                   1.70
13.500 - 13.999                                              68                  6,022,577.52                   1.01
14.000 - 14.499                                              14                    972,289.95                   0.16
14.500 - 14.999                                               1                     59,907.98                   0.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                    4,562                597,380,185.34                 100.00
--------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                             BOND SUMMARY
                                                               (TO CALL)

------------------------------------------------------------------------------------------------------------------------------
Bond Class: A
                                           CPR              0%            15%             28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  2.553          2.553           2.553           2.553           2.553
Ave Life                                                20.108          5.025           2.592           1.979           1.408
Mod Dur                                                 15.313          4.540           2.459           1.901           1.369
Window                                              12/01-6/30    12/01-12/14      12/01-9/08      12/01-2/07      12/01-9/05
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: A-IO
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 10.904474 (30/360)                               5.000           5.000          5.000           5.000           5.000
Ave Life                                                 1.980           1.980          1.980           1.980           1.980
Mod Dur                                                  1.114           1.114          1.114           1.114           1.114
Window                                              11/02-8/04      11/02-8/04     11/02-8/04      11/02-8/04      11/02-8/04
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-1
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  3.009           3.009          3.009           3.009           3.009
Ave Life                                                26.349           8.632          4.634           3.900           3.519
Mod Dur                                                 18.139           7.486          4.298           3.672           3.338
Window                                               4/24-6/30     12/05-12/14     12/04-9/08       1/05-2/07       2/05-9/05
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-2
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  3.515           3.515          3.515           3.515           3.515
Ave Life                                                26.293           8.436          4.509           3.768           3.306
Mod Dur                                                 17.069           7.173          4.133           3.513           3.116
Window                                               4/24-6/30     12/05-12/14     12/04-9/08      12/04-2/07       1/05-9/05
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-3
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  4.176           4.176          4.176           4.176           4.176
Ave Life                                                25.317           6.699          3.661           3.224           3.100
Mod Dur                                                 15.513           5.765          3.369           3.000           2.894
Window                                               4/24-8/29      12/05-3/12     12/04-3/07      12/04-1/06      12/04-1/05
------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                             BOND SUMMARY
                                                             (TO MATURITY)

------------------------------------------------------------------------------------------------------------------------------
Bond Class: A
                                           CPR              0%            15%             28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  2.554          2.572           2.579           2.581           2.582
Ave Life                                                20.156          5.411           2.833           2.168           1.544
Mod Dur                                                 15.337          4.800           2.653           2.061           1.490
Window                                              12/01-6/31     12/01-7/27      12/01-2/17     12/01-11/13      12/01-8/10
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: A-IO
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 10.904474 (30/360)                               5.000           5.000          5.000           5.000           5.000
Ave Life                                                 1.980           1.980          1.980           1.980           1.980
Mod Dur                                                  1.114           1.114          1.114           1.114           1.114
Window                                              11/02-8/04      11/02-8/04     11/02-8/04      11/02-8/04      11/02-8/04
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-1
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  3.009           3.022          3.027           3.026           3.023
Ave Life                                                26.416           9.038          4.887           4.098           3.660
Mod Dur                                                 18.167           7.754          4.500           3.838           3.462
Window                                               4/24-1/31      12/05-3/19     12/04-4/11       1/05-2/09       2/05-2/07
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-2
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  3.515           3.517          3.518           3.518           3.517
Ave Life                                                26.297           8.469          4.529           3.784           3.317
Mod Dur                                                 17.071           7.194          4.149           3.526           3.125
Window                                               4/24-8/30     12/05-12/15     12/04-4/09      12/04-7/07       1/05-1/06
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
Bond Class: M-3
                                           CPR              0%             15%            28%             35%             45%
------------------------------------------------------------------------------------------------------------------------------
Yield @ 100.000 (A/360)                                  4.176           4.176          4.176           4.176           4.176
Ave Life                                                25.317           6.699          3.661           3.224           3.100
Mod Dur                                                 15.513           5.765          3.369           3.000           2.894
Window                                               4/24-8/29      12/05-3/12     12/04-3/07      12/04-1/06      12/04-1/05
------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                         IO SENSITIVITY TABLE
                                                               (TO CALL)

--------------------------------------------------------------------------------------------------------------------------------
Bond Class: IO
                           CPR         50%         55%         57%         58%         59%          60%         61%         62%
--------------------------------------------------------------------------------------------------------------------------------
Yield @ 10.904474 (30/360)           5.000       5.000       5.000       3.570       2.065        0.482       0.357      -1.488
Ave Life                             1.980       1.980       1.980       1.947       1.913        1.880       1.877       1.841
Mod Dur                              1.114       1.114       1.114       1.104       1.094        1.085       1.085       1.076
Window                          11/02-8/04  11/02-8/04  11/02-8/04  11/02-7/04  11/02-6/04   11/02-5/04  11/02-5/04  11/02-4/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
IO Notional Balance Schedule
IO Coupon                                                           6.00%
                Month                   Payment Date
                -----                   ------------
                  1                            12/20/01       184,785,000
                  2                           1/20/2002       184,785,000
                  3                           2/20/2002       184,785,000
                  4                           3/20/2002       184,785,000
                  5                           4/20/2002       184,785,000
                  6                           5/20/2002       184,785,000
                  7                           6/20/2002       184,785,000
                  8                           7/20/2002       184,785,000
                  9                           8/20/2002       184,785,000
                 10                           9/20/2002       184,785,000
                 11                          10/20/2002       184,785,000
                 12                          11/20/2002       184,785,000
                 13                          12/20/2002       125,655,000
                 14                           1/20/2003       125,655,000
                 15                           2/20/2003       125,655,000
                 16                           3/20/2003       125,655,000
                 17                           4/20/2003       125,655,000
                 18                           5/20/2003       125,655,000
                 19                           6/20/2003       125,655,000
                 20                           7/20/2003       125,655,000
                 21                           8/20/2003       125,655,000
                 22                           9/20/2003       125,655,000
                 23                          10/20/2003       125,655,000
                 24                          11/20/2003       125,655,000
                 25                          12/20/2003        73,915,000
                 26                           1/20/2004        73,915,000
                 27                           2/20/2004        73,915,000
                 28                           3/20/2004        73,915,000
                 29                           4/20/2004        73,915,000
                 30                           5/20/2004        73,915,000
                 31                           6/20/2004        73,915,000
                 32                           7/20/2004        73,915,000
                 33                           8/20/2004        73,915,000
           34 & thereafter                    9/20/2004                 0
--------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                       NET WAC PASS-THROUGH RATE

----------------- ---------------------------------------------- -------------------------------------------------------------
                  Assumes that the 6 M LIBOR stays at 2.09%      Assumes that the 6 M LIBOR and 1 year Treasury rate
                  and the 1 year Treasury rate stays at 1.97%    instantaneously increase to a level beyond the
                  and the collateral is run at 28% CPR to call.  highest maximum obtainable rate on the Mortgage
                                                                 Loans and the collateral is run at 28% CPR to call.
----------------- ---------------------------------------------- -------------------------------------------------------------
      12/20/2001                       6.957                                                     6.957
       1/20/2002                       6.691                                                     6.691
       2/20/2002                       6.649                                                     6.649
       3/20/2002                       7.313                                                     7.314
       4/20/2002                       6.561                                                     6.561
       5/20/2002                       6.732                                                     6.733
       6/20/2002                       6.468                                                     6.473
       7/20/2002                       6.633                                                     6.639
       8/20/2002                       6.369                                                     6.375
       9/20/2002                       6.318                                                     6.324
      10/20/2002                       6.474                                                     6.480
      11/20/2002                       6.211                                                     6.217
      12/20/2002                       7.031                                                     7.037
       1/20/2003                       6.765                                                     6.771
       2/20/2003                       6.725                                                     6.731
       3/20/2003                       7.400                                                     7.407
       4/20/2003                       6.641                                                     6.647
       5/20/2003                       6.817                                                     6.824
       6/20/2003                       6.552                                                     6.564
       7/20/2003                       6.723                                                     8.596
       8/20/2003                       6.458                                                     8.446
       9/20/2003                       6.409                                                     8.397
      10/20/2003                       6.571                                                     8.626
      11/20/2003                       6.307                                                     8.297
      12/20/2003                       7.284                                                     9.340
       1/20/2004                       7.017                                                     9.679
       2/20/2004                       6.983                                                     9.716
       3/20/2004                       7.428                                                    10.350
       4/20/2004                       6.914                                                     9.648
       5/20/2004                       7.107                                                     9.933
       6/20/2004                       6.841                                                     9.589
       7/20/2004                       7.029                                                    10.797
       8/20/2004                       6.763                                                    10.480
       9/20/2004                       8.184                                                    11.902
      10/20/2004                       8.457                                                    12.300
      11/20/2004                       8.185                                                    11.904
      12/20/2004                       8.457                                                    12.301
       1/20/2005                       8.185                                                    12.578
       2/20/2005                       8.185                                                    12.649
       3/20/2005                       9.061                                                    14.009
       4/20/2005                       8.185                                                    12.654
------------------------------------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------



                                                 NET WAC PASS-THROUGH RATE (CONTINUED)

----------------- ---------------------------------------------- -------------------------------------------------------------
                  Assumes that the 6 M LIBOR stays at 2.09%      Assumes that the 6 M LIBOR and 1 year Treasury rate
                  and the 1 year Treasury rate stays at 1.97%    instantaneously increase to a level beyond the
                  and the collateral is run at 28% CPR to call.  highest maximum obtainable rate on the Mortgage
                                                                 Loans and the collateral is run at 28% CPR to call.
----------------- ---------------------------------------------- -------------------------------------------------------------
      05/20/2005                       8.457                                                    13.077
      06/20/2005                       8.185                                                    12.661
      07/20/2005                       8.457                                                    13.311
      08/20/2005                       8.185                                                    12.895
      09/20/2005                       8.185                                                    12.900
      10/20/2005                       8.458                                                    13.331
      11/20/2005                       8.185                                                    12.902
      12/20/2005                       8.458                                                    13.333
       1/20/2006                       8.185                                                    12.904
       2/20/2006                       8.185                                                    12.905
       3/20/2006                       9.062                                                    14.293
       4/20/2006                       8.185                                                    12.910
       5/20/2006                       8.458                                                    13.342
       6/20/2006                       8.185                                                    12.915
       7/20/2006                       8.458                                                    13.424
       8/20/2006                       8.185                                                    12.992
       9/20/2006                       8.185                                                    12.996
      10/20/2006                       8.458                                                    13.430
      11/20/2006                       8.185                                                    12.998
      12/20/2006                       8.458                                                    13.432
       1/20/2007                       8.185                                                    12.999
       2/20/2007                       8.185                                                    13.000
       3/20/2007                       9.062                                                    14.394
       4/20/2007                       8.185                                                    13.002
       5/20/2007                       8.458                                                    13.437
       6/20/2007                       8.185                                                    13.004
       7/20/2007                       8.458                                                    13.439
       8/20/2007                       8.185                                                    13.006
       9/20/2007                       8.185                                                    13.007
      10/20/2007                       8.458                                                    13.442
      11/20/2007                       8.185                                                    13.009
      12/20/2007                       8.458                                                    13.444
       1/20/2008                       8.185                                                    13.012
       2/20/2008                       8.185                                                    13.013
       3/20/2008                       8.750                                                    13.911
       4/20/2008                       8.185                                                    13.015
       5/20/2008                       8.458                                                    13.450
       6/20/2008                       8.185                                                    13.017
       7/20/2008                       8.458                                                    13.452
       8/20/2008                       8.186                                                    13.019
       9/20/2008                       8.186                                                    13.020
----------------- ---------------------------------------------- -------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

ACE SECURITIES CORP.                             DEUTSCHE BANC ALEX. BROWN@
HOME EQUITY LOAN TRUST, SERIES 2001-HE1
--------------------------------------------------------------------------------




                     FOR ADDITIONAL INFORMATION PLEASE CALL:


DEUTSCHE BANC ALEX. BROWN'S ASSET BACKED SECURITIES GROUP
---------------------------------------------------------


Nita Cherry                                          212-469-7773
Michael Commaroto                                    212-469-3114
Steve Katz                                           212-469-3116
Paul Mangione                                        212-469-5786
Ted Hsueh                                            212-469-6997
Ryan Stark                                           212-469-8473
Elizabeth Shen                                       212-469-7869








This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary, and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.